Risk Management and Hedging Activities	12 Months Ended
Dec. 31, 2012
Derivative Instruments And Hedging Activities Disclosure [Abstract]
Risk Management and Hedging Activities

11. Risk Management and Hedging Activities

Our day to day operations expose us to a variety of risks including but not limited to changes in the prices of commodities that we buy or sell, changes in interest rates, and the creditworthiness of each of our counterparties. We manage certain of these exposures with both physical and financial transactions. We have established a comprehensive risk management policy, or Risk Management Policy, and a risk management committee, or the Risk Management Committee, to monitor and manage market risks associated with commodity prices and counterparty credit. The Risk Management Committee is responsible for the overall management of credit risk and commodity price risk, including monitoring exposure limits. The following briefly describes each of the risks that we manage.

Commodity Price Risk

Cash Flow Protection Activities — We are exposed to the impact of market fluctuations in the prices of natural gas, NGLs and condensate as a result of our gathering, processing, sales and storage activities. For gathering, processing and storage services, we may receive cash or commodities as payment for these services, depending on the contract type. We enter into derivative financial instruments to mitigate a portion of the risk of weakening natural gas, NGL and condensate prices associated with our gathering, processing and sales activities, thereby stabilizing our cash flows. We have mitigated a portion of our expected commodity price risk associated with our gathering, processing and sales activities through 2016 with commodity derivative instruments. Our commodity derivative instruments used for our hedging program are a combination of direct NGL product, crude oil, and natural gas hedges. Due to the limited liquidity and tenor of the NGL derivative market, we have used crude oil swaps and costless collars to mitigate a portion of our commodity price exposure to NGLs. Historically, prices of NGLs have generally been related to crude oil prices, however there are periods of time when NGL pricing may be at a greater discount to crude oil, resulting in additional exposure to NGL commodity prices. During 2012, the relationship of NGLs to crude oil has been lower than historical relationships, however a significant amount of our NGL hedges from 2012 through 2015 are direct product hedges. When our crude oil swaps become short-term in nature, we have periodically converted certain crude oil derivatives to NGL derivatives by entering into offsetting crude oil swaps while adding NGL swaps. Our crude oil and NGL transactions are primarily accomplished through the use of forward contracts that effectively exchange our floating price risk for a fixed price. We also utilize crude oil costless collars that minimize our floating price risk by establishing a fixed price floor and a fixed price ceiling. However, the type of instrument that we use to mitigate a portion of our risk may vary depending upon our risk management objective. These transactions are not designated as hedging instruments for accounting purposes and the change in fair value is reflected within our consolidated statements of operations as a gain or a loss on commodity derivative activity.

Our Wholesale Propane Logistics segment is generally designed to establish stable margins by entering into supply arrangements that specify prices based on established floating price indices and by entering into sales agreements that provide for floating prices that are tied to our variable supply costs plus a margin. To the extent possible, we match the pricing of our supply portfolio to our sales portfolio in order to lock in value and reduce our overall commodity price risk. However, to the extent that we carry propane inventories or our sales and supply arrangements are not aligned, we are exposed to market variables and commodity price risk. We manage the commodity price risk of our supply portfolio and sales portfolio with both physical and financial transactions, including fixed price sales. While the majority of our sales and purchases in this segment are index-based, occasionally, we may enter into fixed price sales agreements in the event that a propane distributor desires to purchase propane from us on a fixed price basis. In such cases, we may manage this risk with derivatives that allow us to swap our fixed price risk to market index prices that are matched to our market index supply costs. In addition, we may use financial derivatives to manage the value of our propane inventories. These transactions are not designated as hedging instruments for accounting purposes and any change in fair value is reflected in the current period within our consolidated statements of operations as a gain or loss on commodity derivative activity.

Our portfolio of commodity derivative activity is primarily accounted for using the mark-to-market method of accounting, whereby changes in fair value are recorded directly to the consolidated statements of operations; however, depending upon our risk profile and objectives, in certain limited cases, we may execute transactions that qualify for the hedge method of accounting.

Natural Gas Storage and Pipeline Asset Based Commodity Derivative Program — Our natural gas storage and pipeline assets are exposed to certain risks including changes in commodity prices. We manage commodity price risk related to our natural gas storage and pipeline assets through our commodity derivative program. The commercial activities related to our natural gas storage and pipeline assets primarily consist of the purchase and sale of gas and associated time spreads and basis spreads.

A time spread transaction is executed by establishing a long gas position at one point in time and establishing an equal short gas position at a different point in time. Time spread transactions allow us to lock in a margin supported by the injection, withdrawal, and storage capacity of our natural gas storage assets. We may execute basis spread transactions to mitigate the risk of sale and purchase price differentials across our system. A basis spread transaction allows us to lock in a margin on our physical purchases and sales of gas, including injections and withdrawals from storage. We typically use swaps to execute these transactions, which are not designated as hedging instruments and are recorded at fair value with changes in fair value recorded in the current period consolidated statements of operations. While gas held in our storage locations is recorded at the lower of average cost or market, the derivative instruments that are used to manage our storage facilities are recorded at fair value and any changes in fair value are currently recorded in our consolidated statements of operations. Even though we may have economically hedged our exposure and locked in a future margin, the use of lower-of-cost-or-market accounting for our physical inventory and the use of mark-to-market accounting for our derivative instruments may subject our earnings to market volatility.

Commodity Cash Flow Hedges — On March 30, 2012, we acquired the remaining 66.67% interest in Southeast Texas and commodity derivative hedge instruments (also referred to as the NGL Hedge) related to the Southeast Texas storage business.

During 2011, Southeast Texas commenced an expansion project to build an additional storage cavern. Upon completion of the expansion project, Southeast Texas will be required to purchase a significant amount of base gas to bring the storage cavern to operation. To mitigate risk associated with the forecasted purchase of natural gas in June, July and August 2013, Southeast Texas executed a series of derivative financial instruments, which have been designated as cash flow hedges. These cash flow hedges were in a loss position of $3 million as of December 31, 2012 and will fluctuate in value through the term of construction. Any effective changes in fair value of these derivative instruments will be deferred in AOCI until the underlying purchase of inventory occurs. While the cash paid or received upon settlement of these hedges will economically offset the cash required to purchase the base gas, following completion of the additional storage cavern, any deferred gain or loss at the time of the purchase will remain in AOCI until the cavern is emptied and the base gas is sold.

In order for storage facilities to remain operational, a minimum level of base gas must be maintained in each storage cavern, which is capitalized on our consolidated balance sheets as a component of property, plant and equipment, net. To mitigate the risk associated with the forecasted re-purchase of base gas, in 2008 we executed a series of derivative financial instruments, which were designated as cash flow hedges. The cash paid upon settlement of these hedges economically offsets the cash paid to purchase the base gas. As a result, a deferred loss of $3 million was recognized and will remain in AOCI until such time that our cavern is emptied and the base gas is sold.

Interest Rate Risk

We mitigate a portion of our interest rate risk with interest rate swaps that reduce our exposure to market rate fluctuations by converting variable interest rates on our existing debt to fixed interest rates. The interest rate swap agreements convert the interest rate associated with the indebtedness outstanding under our revolving credit facility to a fixed-rate obligation, thereby reducing the exposure to market rate fluctuations.

At December 31, 2011, we had interest rate swap agreements totaling $450 million, of which we had designated $425 million as cash flow hedges and accounted for the remaining $25 million under the mark-to-market method of accounting. In March 2012, we paid down a portion of the revolving credit facility and, as a result, we discontinued cash flow hedge accounting on $225 million of our interest rate swap agreements. $300 million of swap agreements settled in Q2 2012.

At December 31, 2012, we had interest rate swap agreements extending through June 2014 totaling $150 million, which are designated as cash flow hedges. Based on our current operations, we believe our interest rate swap agreements mitigate our interest rate risk associated with our variable-rate debt. At December 31, 2012, $150 million of the agreements reprice prospectively approximately every 30 days. Under the terms of the interest rate swap agreements, we pay fixed-rates ranging from 2.94% to 2.99%, and receive interest payments based on the one-month LIBOR.

Effectiveness of our interest rate swap agreements designated as cash flow hedges is determined by matching the principal balance and terms with that of the specified obligation. The effective portions of changes in fair value are recognized in AOCI in the consolidated balance sheets and are reclassified into earnings as the hedged transactions impact earnings. The effect that these swaps have on our consolidated financial statements, as well as the effect that is expected over the upcoming 12 months is summarized in the charts below. However, due to the volatility of the interest rate markets, the corresponding value in AOCI is subject to change prior to its reclassification into earnings. Ineffective portions of changes in fair value are recognized in earnings.

On March 8, 2012, we settled $195 million of our forward-starting interest rate swap agreements for $7 million. The remaining net deferred losses of $5 million in AOCI will be amortized into interest expense associated with our long-term debt offering through 2022.

Contingent Credit Features

Each of the above risks is managed through the execution of individual contracts with a variety of counterparties. Certain of our derivative contracts may contain credit-risk related contingent provisions that may require us to take certain actions in certain circumstances.

We have International Swap Dealers Association, or ISDA, contracts which are standardized master legal arrangements that establish key terms and conditions which govern certain derivative transactions. These ISDA contracts contain standard credit-risk related contingent provisions. Some of the provisions we are subject to are outlined below.

•	If we were to have an effective event of default under our Credit Agreement that occurs and is continuing, our ISDA counterparties may have the right to request early termination and net settlement of any outstanding derivative liability positions.

•	In the event that we or DCP Midstream, LLC were to be downgraded below investment grade by at least one of the major credit rating agencies, certain of our ISDA counterparties have the right to reduce our collateral threshold to zero, potentially requiring us to fully collateralize any commodity contracts in a net liability position.

•	Additionally, in some cases, our ISDA contracts contain cross-default provisions that could constitute a credit-risk related contingent feature. These provisions apply if we default in making timely payments under those agreements and the amount of the default is above certain predefined thresholds, which are significantly high and are generally consistent with the terms of our Credit Agreement. As of December 31, 2012, we are not a party to any agreements that would be subject to these provisions other than our Credit Agreement.

Our commodity derivative contracts that are not governed by ISDA contracts do not have any credit-risk related contingent features.

Depending upon the movement of commodity prices and interest rates, each of our individual contracts with counterparties to our commodity derivative instruments or to our interest rate swap instruments are in either a net asset or net liability position. As of December 31, 2012, we had $22 million of individual commodity derivative contracts that contain credit-risk related contingent features that were in a net liability position, and have not posted any cash collateral relative to such positions. If a credit-risk related event were to occur and we were required to net settle our position with an individual counterparty, our ISDA contracts permit us to net all outstanding contracts with that counterparty, whether in a net asset or net liability position, as well as any cash collateral already posted. As of December 31, 2012 if a credit-risk related event were to occur we may be required to post additional collateral. Additionally, although our commodity derivative contracts that contain credit-risk related contingent features were in a net liability position as of December 31, 2012, if a credit-risk related event were to occur, the net liability position would be partially offset by contracts in a net asset position reducing our net liability to $20 million.

As of December 31, 2012, we had $150 million of individual interest rate swap instruments that were in a net liability position of $6 million and were subject to credit-risk related contingent features. If we were to have a default of any of our covenants to our Credit Agreement, that occurs and is continuing, the counterparties to our swap instruments have the right to request that we net settle the instrument in the form of cash.

Unconsolidated Affiliates

Discovery Producer Services LLC, one of our unconsolidated affiliates, entered into agreements with a pipe vendor denominated in a foreign currency in connection with the expansion of the natural gas gathering pipeline system in the deepwater Gulf of Mexico, the Keathley Canyon Connector. Discovery entered into certain foreign currency derivative contracts to mitigate a portion of the foreign currency exchange risks which were designated as cash flow hedges. As these hedges are owned by Discovery, an unconsolidated affiliate, we include the impact to AOCI on our consolidated balance sheet.

Collateral

DCP Midstream, LLC had issued and outstanding parental guarantees totaling $25 million in favor of certain counterparties to our commodity derivative instruments. These parental guarantees reduce the amount of cash we may be required to post as collateral. As of December 31, 2012, we had no cash collateral posted with counterparties to our commodity derivative instruments.

Offsetting

Certain of our derivative instruments are subject to a master netting or similar arrangement, whereby we may elect to settle multiple positions with an individual counterparty through a single net payment. Each of our individual derivative instruments are presented on a gross basis on the consolidated balance sheets, regardless of our ability to net settle our positions. Instruments that are governed by agreements that include net settle provisions allow final settlement, when presented with a termination event, of outstanding amounts by extinguishing the mutual debts owed between the parties in exchange for a net amount due. We have trade receivables and payables associated with derivative instruments, subject to master netting or similar agreements, which are not included in the table below. The following summarizes the gross and net amounts of our derivative instruments:

	Gross Amounts of Assets and (Liabilities) Presented in the Balance Sheet	Amounts Not Offset in the Balance Sheet - Financial Instruments (a)	Net Amount	Gross Amounts of Assets and (Liabilities) Presented in the Balance Sheet	Amounts Not Offset in the Balance Sheet - Financial Instruments (a)	Net Amount
Description	December 31, 2012			December 31, 2011
Assets:
Commodity derivatives	$119	$(10)	$109	$48	$(7)	$41
Interest rate derivatives	$—	$—	$—	$—	$—	$—
Liabilities:
Commodity derivatives	$(33)	$10	$(23)	$(72)	$7	$(65)
Interest rate derivatives	$(6)	$—	$(6)	$(21)	$—	$(21)

(a)	There is no cash collateral pledged or received against these positions.

Summarized Derivative Information

The following summarizes the balance within AOCI relative to our commodity, interest rate and foreign currency cash flow hedges:

	December 31, 2012	December 31, 2011
	(Millions)
Commodity cash flow hedges:
Net deferred losses in AOCI	$(6)	$(2)
Interest rate cash flow hedges:
Net deferred losses in AOCI	(10)	(19)
Foreign currency cash flow hedges (a):
Net deferred gain in AOCI	1	—

Total AOCI	$(15)	$(21)

(a)	Relates to Discovery, our unconsolidated affiliate.

The fair value of our derivative instruments that are designated as hedging instruments and those that are marked to market each period, as well as the location of each within our consolidated balance sheets, by major category, is summarized as follows:

Balance Sheet Line Item	December 31, 2012	December 31, 2011	Balance Sheet Line Item	December 31, 2012	December 31, 2011
	(Millions)			(Millions)
Derivative Assets Designated as Hedging Instruments:			Derivative Liabilities Designated as Hedging Instruments:
Commodity derivatives:			Commodity derivatives:
Unrealized gains on derivative instruments – current	$—	$—	Unrealized losses on derivative instruments – current	$(3)	$—
Unrealized gains on derivative instruments – long-term	—	—	Unrealized losses on derivative instruments – long-term	—	(3)

	$—	$—		$(3)	$(3)

Interest rate derivatives:			Interest rate derivatives:
Unrealized gains on derivative instruments – current	$—	$—	Unrealized losses on derivative instruments – current	$(4)	$(16)
Unrealized gains on derivative instruments – long-term	—	—	Unrealized losses on derivative instruments – long-term	(2)	(5)

	$—	$—		$(6)	$(21)

Derivative Assets Not Designated as Hedging Instruments:			Derivative Liabilities Not Designated as Hedging Instruments:
Commodity derivatives:			Commodity derivatives:
Unrealized gains on derivative instruments – current	$49	$41	Unrealized losses on derivative instruments – current	$(24)	$(44)
Unrealized gains on derivative instruments – long-term	70	7	Unrealized losses on derivative instruments – long-term	(6)	(25)

	$119	$48		$(30)	$(69)

Interest rate derivatives:			Interest rate derivatives:
Unrealized gains on derivative instruments – current	$—	$—	Unrealized losses on derivative instruments – current	$—	$—
Unrealized gains on derivative instruments – long-term	—	—	Unrealized losses on derivative instruments – long-term	—	—

	$—	$—		$—	$—

The following table summarizes the impact on our consolidated balance sheet and consolidated statements of operations of our derivative instruments that are accounted for using the cash flow hedge method of accounting for each of the years ended December 31, 2012 and 2011:

	Gain (Loss) Recognized in AOCI on Derivatives — Effective Portion		Gain (Loss) Reclassified From AOCI to Earnings — Effective Portion			Gain (Loss) Recognized in Income on Derivatives — Ineffective Portion and Amount Excluded From Effectiveness Testing			Deferred Losses in AOCI Expected to be Reclassified into Earnings Over the Next
	2012	2011	2012	2011		2012	2011		12 Months
	(Millions)		(Millions)			(Millions)			(Millions)
Interest rate derivatives	$(1)	$(12)	$(10)	$(21	)(a)	$(2)	$—	(a)(d)	$(4)
Commodity derivatives	$(1)	$(1)	$—	$—	(b)	$—	$—	(c)	$—
Foreign currency derivatives (e)	$1	$—	$—	$—		$—	$—		$—

(a)	Included in interest expense in our consolidated statements of operations.
(b)	Included in sales of natural gas, propane, NGLs and condensate in our consolidated statements of operations.
(c)	For the years ended December 31, 2012 and 2011, no derivative gains or losses were reclassified from AOCI to current period earnings as a result of the discontinuance of cash flow hedges related to certain forecasted transactions that are not probable of occurring. The ineffective portion is included in gains (losses) from commodity derivative activity, net – affiliates in our consolidated statements of operations.
(d)	For the year ended December 31, 2012, less than $1 million of derivative losses were reclassified from AOCI to current period earnings as a result of the discontinuance of cash flow hedges related to certain forecasted transactions that are not probable of occurring.
(e)	Relates to Discovery, our unconsolidated affiliate.

Changes in value of derivative instruments, for which the hedge method of accounting has not been elected from one period to the next, are recorded in the consolidated statements of operations. The following summarizes these amounts and the location within the consolidated statements of operations that such amounts are reflected:

	Year Ended December 31,
Commodity Derivatives: Statements of Operations Line Item	2012	2011	2010
	(Millions)
Third party:
Realized	$4	$(36)	$16
Unrealized	13	43	(11)

Gains from commodity derivative activity, net	$17	$7	$5

Affiliates:
Realized	$45	$2	$(1)
Unrealized	8	(1)	(1)

Gains (losses) from commodity derivative activity, net — affiliates	$53	$1	$(2)

	Year Ended December 31,
Interest Rate Derivatives: Statements of Operations Line Item	2012	2011	2010
	(Millions)
Third party:
Realized	$(7)	$(4)	$(1)
Unrealized	7	5	3

Interest expense	$—	$1	$2

We do not have any derivative financial instruments that qualify as a hedge of a net investment.

The following tables represent, by commodity type, our net long or short positions that are expected to partially or entirely settle in each respective year. To the extent that we have long dated derivative positions that span multiple calendar years, the contract will appear in more than one line item in the tables below.

	December 31, 2012
	Crude Oil	Natural Gas	Natural Gas Liquids	Natural Gas Basis Swaps
Year of Expiration	Net (Short) Position (Bbls)	Net (Short) Position (MMBtu)	Net (Short) Position (Bbls)	Net Long (Short) Position (MMBtu)
2013	(943,379)	(8,887,980)	(2,593,955)	9,690,000
2014	(584,365)	(4,712,880)	(2,584,930)	(1,350,000)
2015	(401,865)	(5,127,155)	(2,491,250)	—
2016	(183,000)	—	—	—

	December 31, 2011
	Crude Oil	Natural Gas	Natural Gas Liquids	Natural Gas Basis Swaps
Year of Expiration	Net (Short) Position (Bbls)	Net (Short) Long Position (MMBtu)	Net (Short) Position (Bbls)	Net Long Position (MMBtu)
2012	(695,792)	(17,766,000)	(478,236)	14,357,500
2013	(941,323)	1,635,000	—	3,600,000
2014	(547,500)	(365,000)	—	—
2015	(365,000)	—	—	—
2016	(183,000)	—	—	—

We periodically enter into interest rate swap agreements to mitigate a portion of our floating rate interest exposure. As of December 31, 2012, we have swaps with a notional value of $70 million and $80 million, which, in aggregate, exchange $150 million of our floating rate obligation to a fixed rate obligation through June 2014.